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                                                                    EXHIBIT 99.1



                          CONSENT OF DIRECTOR NOMINEE



     The undersigned hereby consents to the inclusion of his name as a nominee for director of Calpine Corporation in the Registration Statement on Form S-1 (File No. 333-07497) filed by Calpine Corporation with the Securities and Exchange Commission.



                                            /s/  GEORGE J. STATHAKIS


                                            ------------------------------------

                                                  George J. Stathakis



                                               Dated as of September 19, 1996